UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

MY SIZE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a–6(i)(1) and 0–11

MY SIZE, INC.

NOTICE OF ANNUAL MEETING

AND

PROXY STATEMENT

Meeting to be held on December 27, 2023, at 10:00 a.m. (local time)

At the Offices of Barnea Jaffa Lande & Co Law Offices, 58 HaRakevet St., Tel Aviv 6777016, Israel

MY SIZE, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 27, 2023

An annual meeting of stockholders (the “Annual Meeting”) of My Size, Inc. (“My Size”, the “Company”, “we”, “us”, or “our”) will be held on December 27, 2023, at the offices of Barnea Jaffa Lande & Co Law Offices, 58 HaRakevet St., Tel Aviv 6777016, Israel at 10:00 a.m. (local time), to consider the following proposals:

1.	To elect two Class II directors to serve on our board of directors to serve on our board of directors for a term of three years or until his successor is elected and qualified, for which Oron Branitzky and Guy Zimmerman are the nominees;

2.	To approve, on an advisory basis, the Company’s executive compensation;

3.	To approve, on an advisory basis, the frequency of future advisory votes on the Company’s executive compensation.

4.	To approve an amendment to the My Size 2017 Equity Incentive Plan to increase the reservation of common stock for issuance thereunder to 1,040,000 shares from 289,000 shares;

5.	To approve the delisting of our shares of our common stock from the Tel Aviv Stock Exchange;

6.	To authorize, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock, underlying certain warrants issued by us pursuant to that certain Inducement Letter, dated as of August 24, 2023, by and between us and the investor named on the signatory page thereto, and the Engagement Agreement between us and H.C. Wainwright & Co., LLC, dated as of August 24, 2023, in an amount equal to or in excess of 20% of our common stock outstanding immediately prior the issuance of such warrants (the “Issuance Proposal”);

7.	To ratify the appointment of Somekh Chaikin as our independent public accountant for the fiscal year ending December 31, 2023; and

8.	To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

BECAUSE OF THE SIGNIFICANCE OF THESE PROPOSALS TO THE COMPANY AND ITS STOCKHOLDERS, IT IS VITAL THAT EVERY STOCKHOLDER VOTES AT THE ANNUAL MEETING IN PERSON OR BY PROXY.

These proposals are fully set forth in the accompanying Proxy Statement, which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, your board of directors recommends a vote “FOR” Proposals 1, 2, 3, 4, 5, 6, and 7. The Company intends to mail the Proxy Statement and Proxy Card enclosed with this notice on or about November 25, 2023 to all stockholders entitled to vote at the Annual Meeting. Only stockholders of record at the close of business on November 7, 2023 (the “Record Date”) will be entitled to attend and vote at the meeting. A list of all stockholders entitled to vote at the Annual Meeting will be available at the principal office of the Company during usual business hours, for examination by any stockholder for any purpose germane to the Annual Meeting for 10 days prior to the date thereof. Stockholders are cordially invited to attend the Annual Meeting. However, whether or not you plan to attend the meeting in person, your shares should be represented and voted. After reading the enclosed Proxy Statement, please sign, date, and return promptly the enclosed Proxy in the accompanying postpaid envelope we have provided for your convenience to ensure that your shares will be represented. If you do attend the meeting and wish to vote your shares personally, you may revoke your Proxy.

By Order of the Board of Directors

/s/ Ronen Luzon
Ronen Luzon
Member of the Board of Directors November 24, 2023

WHETHER OR NOT YOU PLAN ON ATTENDING THE MEETING IN PERSON, PLEASE VOTE AS PROMPTLY AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on December 27, 2023. The Proxy Statement is available at www.proxyvote.com.

My Size, Inc.

4 Hayarden St., P.O.B. 1026,

Airport City, Israel, 7010000

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

December 27, 2023

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of the Company to be voted at the Annual Meeting of stockholders, which will be held on December 27, 2023 at the offices of the Company’s legal counsel, Barnea Jaffa Lande & Co Law Offices, at 58 HaRakevet St., Tel Aviv 6777016, Israel at 10.00 a.m. (local time), and at any postponements or adjournments thereof. The proxy materials will be mailed to stockholders on or about November 25, 2023.

REVOCABILITY OF PROXY AND SOLICITATION

Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the Annual Meeting and voting the shares of stock in person, or by delivering to the Secretary of the Company at the principal office of the Company prior to the Annual Meeting a written notice of revocation or a later-dated, properly executed proxy. Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile transmittal or electronic communications. No additional compensation will be paid for any such services. This solicitation of proxies is being made by the Company which will bear all costs associated with the mailing of this proxy statement and the solicitation of proxies.

RECORD DATE

Stockholders of record at the close of business on November 7, 2023, the Record Date, will be entitled to receive notice of, attend and vote at the meeting.

Why am I receiving these materials?

The Company has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at the Annual Meeting. These materials describe the proposals on which the Company would like you to vote and also give you information on these proposals so that you can make an informed decision.

What is included in these materials?

These materials include:

●	this Proxy Statement for the Annual Meeting;

●	the Proxy Card or voting instruction form for the Annual Meeting; and

●	the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

What is the Proxy Card?

The Proxy Card enables you to appoint Ronen Luzon, our Chief Executive Officer, and Or Kles, our Chief Financial Officer, as your representative at the Annual Meeting. By completing and returning a Proxy Card, you are authorizing each of Mr. Luzon and Mr. Kles, to vote your shares at the Annual Meeting in accordance with your instructions on the Proxy Card. This way, your shares will be voted whether or not you attend the Annual Meeting.

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What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting on the cover page of this Proxy Statement, including (i) the election of two Class 2 directors to serve on the Company’s board of directors for a term of three years or until his successor is elected and qualified, for which Oron Branitzky and Guy Zimmerman are the nominees (the “Director Election Proposal”); (ii) the approval, on an advisory basis, of the company’s executive compensation (the “Say on Pay Proposal”); (iii) the approval, on an advisory basis, of the frequency of future advisory votes on executive compensation (the “Frequency on Say on Pay Proposal”); (iv) the approval of an amendment to the My Size 2017 Equity Incentive Plan (the “2017 Plan”) to increase the reservation of common stock for issuance thereunder to 1,040,000 shares from 289,000 shares (the “Plan Amendment Proposal”); (v) the approval of the delisting of our shares of common stock from the Tel Aviv Stock Exchange (the “Delisting Proposal”); (vi) the authorization, for purposes of complying with Nasdaq Listing Rule 5635(d), of the issuance of shares of our common stock, underlying certain warrants issued by us pursuant to that certain Inducement Letter, dated as of August 24, 2023, by and between us and the investor named on the signatory page thereto, and the Engagement Agreement between us and H.C. Wainwright & Co., LLC, dated as of August 24, 2023, in an amount equal to or in excess of 20% of our common stock outstanding immediately prior the issuance of such warrants (the “Issuance Proposal”); and (vii) the ratification of the appointment of Somekh Chaikin as our independent public accountant for the fiscal year ending December 31, 2023 (the “Auditor Reappointment Proposal”).

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of one third of the number of shares of common stock issued and outstanding on the Record Date will constitute a quorum permitting the meeting to conduct its business. As of the Record Date, there were 2,981,792 shares of the Company’s common stock issued and outstanding, each share entitled to one vote at the meeting. Thus, the presence of the holders of 993,931 shares of common stock will be required to establish a quorum. Abstentions, withhold votes and broker non-votes are counted as shares present and entitled to vote for purposes of determining a quorum.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially in street name.

Stockholder of Record

If on November 7, 2023, your shares were registered directly in your name with our transfer agent, VStock Transfer, LLC, you are considered a stockholder of record with respect to those shares, and the Notice of Annual Meeting and Proxy Statement was sent directly to you by the Company. As the stockholder of record, you have the right to direct the voting of your shares by returning the Proxy Card to us. Whether or not you plan to attend the Annual Meeting, please complete, date, sign and return a Proxy Card to ensure that your vote is counted.

Beneficial Owner of Shares Held in Street Name (non-Israeli brokerage firm, bank, broker-dealer, or other nominee holders)

If on the Record Date, your shares were held in an account at a brokerage firm, bank, broker-dealer, or other nominee holder, then you are considered the beneficial owner of shares held in “street name,” and the Notice of Annual Meeting and Proxy Statement was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct that organization on how to vote the shares held in your account. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a valid proxy from the organization.

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How do I vote?

Your vote is very important to us. Whether or not you plan to attend the Annual Meeting, please vote by proxy in accordance with the instructions on your proxy card or voting instruction form (from your broker or other intermediary). There are three convenient ways of submitting your vote:

●	By Telephone or Internet - All record holders can vote by touchtone telephone from the United States using the toll free telephone number on the proxy card, or over the Internet, using the procedures and instructions described on the proxy card. “Street name” holders may vote by telephone or Internet if their bank, broker or other intermediary makes those methods available, in which case the bank, broker or other intermediary will enclose the instructions with the proxy materials. The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares, and to confirm that their instructions have been recorded properly.

●	In Person - All record holders may vote in person at the Annual Meeting. “Street name” holders may vote in person at the Annual Meeting if their bank, broker or other intermediary has furnished a legal proxy. If you are a “street name” holder and would like to vote your shares by proxy, you will need to ask your bank, broker or other intermediary to furnish you with an intermediary issued proxy. You will need to bring the intermediary issued proxy with you to the Annual Meeting and hand it in with a signed ballot that will be provided to you at the Annual Meeting. You will not be able to vote your shares without an intermediary issued proxy. Note that a broker letter that identifies you as a stockholder is not the same as an intermediary issued proxy.

●	By Mail - You may vote by completing, signing, dating and returning your proxy card or voting instruction form in the pre-addressed, postage-paid envelope provided.

The board of directors has appointed Ronen Luzon, our Chief Executive Officer, and Or Kles, our Chief Financial Officer, to serve as the proxies for the Annual Meeting.

If you complete and sign the proxy card but do not provide instructions for one or more of the proposals, then the designated proxies will or will not vote your shares as to those proposals, as described under “What happens if I do not give specific voting instructions?” below. We do not anticipate that any other matters will come before the Annual Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

If you hold your shares in “street name,” and complete the voting instruction form provided by your broker or other intermediary except with respect to one or more of the proposals, then, depending on the proposal(s), your broker may be unable to vote your shares with respect to those proposal(s). See “What is a broker non-vote?” above.

Even if you currently plan to attend the Annual Meeting, we recommend that you vote by telephone or Internet or return your proxy card or voting instructions as described above so that your votes will be counted if you later decide not to attend the Annual Meeting or are unable to attend.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for the election of directors, “For,” “Withhold” and broker non-votes and, with respect to the other proposals, votes “For” and “Against,” abstentions and broker non-votes.

What is a broker non-vote?

If your shares are held in street name, you must instruct the organization who holds your shares how to vote your shares. If you sign your proxy card but do not provide instructions on how your broker should vote on “routine” proposals, your broker will vote your shares as recommended by the board of directors. If a stockholder does not give timely customer direction to its broker or nominee with respect to a “non-routine” matter, the shares represented thereby (“broker non-votes”) cannot be voted by the broker or nominee, but will be counted in determining whether there is a quorum. Of the proposals described in this Proxy Statement, Proposals 1, 2, 3, 4, 5, and 6 are considered “non-routine” matters. Proposal 7 is considered “routine” matters.

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What is an abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Under Delaware law, abstentions are counted as shares present and entitled to vote at the Annual Meeting.

What happens if I do not give specific voting instructions?

Stockholders of Record. If you are a stockholder of record and you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the board of directors on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters, but cannot vote on non-routine matters.

What is the required vote for each proposal?

Proposal 1: The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors. “Plurality” means that the nominees who receive the largest number of votes cast “for” are elected as directors. As a result, any shares not voted “for” a particular nominee (whether as a result of stockholder abstention or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. The proxies cannot be voted for a greater number of persons than two.

Proposal 2: The affirmative vote of a majority of the votes cast on the matter is required for the approval of Proposal 2. Any abstention from voting or broker non-vote with respect to such matter will not count as a vote for or against the amendment and will not affect the outcome of the proposal. The vote on executive compensation is advisory, and therefore not binding; however, our compensation committee will consider the outcome of the vote when considering future executive compensation arrangements.

Proposal 3: The affirmative vote of a majority of the votes cast on the matter is required for the approval of Proposal 3. Any abstention from voting or broker non-vote with respect to such matter will not count as a vote for or against the amendment and will not affect the outcome of the proposal. The vote on frequency on say on pay is advisory, and therefore not binding; however, our compensation committee will consider the outcome of the vote when considering future frequency on say on pay.

Proposal 4: The affirmative vote of a majority of the votes cast on the matter is required for the approval of Proposal 4. Any abstention from voting or broker non-vote with respect to such matter will not count as a vote for or against the amendment and will not affect the outcome of the proposal.

Proposal 5: The affirmative vote of a majority of the votes cast on the matter is required for the approval of Proposal 5. Any abstention from voting or broker non-vote with respect to such matter will not count as a vote for or against the amendment and will not affect the outcome of the proposal.

Proposal 6: The affirmative vote of a majority of the votes cast on the matter is required for the approval of Proposal 6. Any abstention from voting or broker non-vote with respect to such matter will not count as a vote for or against the amendment and will not affect the outcome of the proposal.

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Proposal 7: The affirmative vote of a majority of the votes cast on the matter is required for the approval of Proposal 7. Stockholder ratification of the selection of Somekh Chaikin as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 is not required by our Bylaws or other applicable legal requirement; however, our board is submitting the selection of Somekh Chaikin to stockholders for ratification as a matter of good corporate practice. In the event that the stockholders do not approve the selection of Somekh Chaikin, the audit committee will reconsider the appointment of the independent registered accounting firm. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of a different independent registered accounting firm at any time during the year if the audit committee believes that such a change would be in the best interests of the Company and its stockholders. Abstentions are considered votes present and entitled to vote on this proposal, and thus, will have the same effect as a vote “against” the proposal. Because this proposal is considered a “routine” matter under applicable stock exchange rules, we do not expect to receive any broker non-votes on this proposal.

What are the board’s recommendations?

The board’s recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the board recommends a vote:

●	“FOR” the Director Election Proposal;

●	“FOR” the approval of the Say on Pay Proposal;

●	“FOR” the approval of the Frequency on Say on Pay Proposal;

●	“FOR” the approval of the Plan Amendment Proposal;

●	“FOR” the approval of the Delisting Proposal;

●	“FOR” the approval of the Issuance Proposal;

●	“FOR” approval of the Auditor Reappointment Proposal.

With respect to any other matter that properly comes before the meeting, the proxy holder will vote as recommended by the board of directors or, if no recommendation is given, in his own discretion.

Dissenters’ Right of Appraisal

Holders of shares of our common stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation.

How are proxy materials delivered to households?

With respect to eligible stockholders who share a single address, we may send only one Notice or other Annual Meeting materials to that address unless we receive instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such address wishes to receive a separate notice or proxy statement in the future, he or she may contact My Size, Inc., 4 Hayarden St., P.O.B. 1026, Airport City, Israel, 7010000, Attention: Corporate Secretary or by calling us at +972 3 600 9030. Eligible stockholders of record receiving multiple copies of our Notice or other Annual Meeting materials can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other intermediary can request householding by contacting the intermediary.

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We hereby undertake to deliver promptly, upon written or oral request, a copy of Notice or other Annual Meeting materials to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to the Corporate Secretary at the address or phone number set forth above.

When are Stockholder Proposals Due for the 2024 Annual Meeting?

Stockholders who wish to present proposals for inclusion in our proxy materials for the 2024 annual meeting of stockholders (the “2024 Annual Meeting”) may do so by following the procedures prescribed in Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of stockholder proposals in company-sponsored proxy materials. To be eligible, the stockholder proposals must be received by our corporate secretary on or before July 28, 2024. Although the board will consider stockholder proposals, we reserve the right to omit from our proxy statement, or to vote against, stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8.

Our bylaws govern the submission of nominations for director or other business proposals that a stockholder wishes to have considered at a meeting of stockholders, but which are not included in our proxy statement for that meeting. Any appropriate proposal submitted by a stockholder and intended to be presented at the 2024 Annual Meeting must be submitted in writing to the Company’s Secretary at 4 Hayarden St., P.O.B. 1026, Airport City, Israel 7010000 and received no earlier than August 29, 2024, and no later than September 28, 2024. However, if the date of the 2024 Annual Meeting is convened more than 30 days before, or delayed by more than 60 days after, December 27, 2024, to be considered at our 2024 Annual Meeting, a stockholder proposal must be submitted in writing to the Company’s Secretary at 4 Hayarden St., P.O.B. 1026, Airport City, Israel 7010000 a stockholder proposal must be submitted in writing to the Company’s Secretary at 4 Hayarden St., P.O.B. 1026, Airport City, Israel 7010000 and received no earlier than the 120th day prior to such annual meeting and not later than the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company.

To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees at the 2024 annual meeting must provide notice that sets forth the information required by Rule 14a19 under the Exchange Act no later than October 28, 2024. If the date of the 2024 annual meeting is changed by more than 30 calendar days from the anniversary date of the 2023 annual meeting, however, then the stockholder must provide notice by the later of 60 calendar days prior to the date of the 2024 annual meeting or the 10th calendar day following the date on which public announcement of the date of the 2024 annual meeting is first made.

A copy of our bylaws may be obtained by accessing our public filings on the SEC’s website at www.sec.gov. You may also contact our Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

ACTIONS TO BE TAKEN AT THE MEETING

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our board of directors are classified into three classes with staggered three-year terms (with the exception of the expiration of the initial Class I and Class II directors), as follows:

●	Class I, comprised of two directors, Arik Kaufman and Oren Elmaliah (with their terms expiring at our 2025 annual meeting of stockholders and members of such class serving successive three-year terms);
●	Class II, comprised of two directors, Oron Branitzky and Guy Zimmerman (with their initial terms expiring at the Annual Meeting and who are the nominees for re-election and members of such class serving successive three-year terms); and
●	Class III, comprised of one director, Ronen Luzon (with his initial term expiring at our 2024 annual meeting of stockholders and members of such class serving successive three-year terms).

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To preserve the classified board structure, a director elected by the board of directors to fill a vacancy holds office until the next election of the class for which such director has been chosen, and until that director’s successor has been elected and qualified or until his or her earlier death, resignation, retirement or removal.

Biographical and certain other information concerning the Company’s nominees for election to the board of directors and additional directors is set forth below. Except as indicated below, none of our directors is a director in any other reporting companies. We are not aware of any proceedings to which any of our directors, or any associate of any such director is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

The following sets forth certain information with respect to each of our directors who are up for election or re-election at the Annual Meeting (Class I directors) and each additional director currently serving on our board of directors:

Name	Age	Class	Position(s)
Ronen Luzon	53	Class III	Chief Executive Officer and Director

Arik Kaufman*	42	Class I	Director

Oren Elmaliah*	40	Class I	Director

Oron Branitzky*	65	Class II	Director

Guy Zimmerman*	55	Class II	Director

*	Independent as that term is defined by the rules of the Nasdaq Stock Market.

Biographies of Class 2 Director Nominees Subject to Re-election at the Annual Meeting

Oron Branitzky – Director

Oron Branitzky has served as a member of our board of directors since March 2017. Mr. Barnitzky has vast experience in retail technology. Since November 2017, Mr. Branitzky has served as Global Retail Business Development at Superup, and from January 2007 until December 2014 he served as Vice President of Sales and Marketing at Pricer AB. Prior to that, Mr. Branitzky has served as VP Marketing and Sales at Eldat Communication and Sarin Technologies Ltd. Since January 2015, Mr. Branitzky has served as chairman of the board of directors of WiseShelf Ltd. and from May 2015 until March 2016, Mr. Branitzky served as an advisory board member of ciValue. Mr. Branitzky received a B.S. from the Hebrew University of Jerusalem and an MBA in International Marketing from Tel Aviv University. We believe that Mr. Branitzky is qualified to serve as a member of our board of directors because of his more than 20 years of experience in managing the sales of hi-tech solutions to retailers across the globe.

Guy Zimmerman – Director

Guy Zimmerman has served as a member of our board of directors since August 2021. Previously, Mr. Zimmerman served as Founder and CEO of ManuFuture, an online b2b engineering market place, since February 2021. Prior to that from 2017 to 2021, Mr. Zimmerman acted as a consultant to several technology start-ups and was a founding partner of a business travel online platform. From 2013 to 2017, Mr. Zimmerman served as EVP of Marketing and Business Development of Kornit Digital and was part of the IPO leadership. Prior to that, Mr. Zimmerman served as VP of Global Sales and Business Development at Tefron Ltd., a provider of seamless garment technology, where he led the $100m sales and sales support organization serving global retail and fashion brands. Prior to that he served as Vice President of Strategy and Business Development at Tnuva Group, Israel’s largest food manufacturer and spent eight years at McKinsey & Company. Mr. Zimmerman previously led a software startup in the field of operational healthcare management systems. Mr. Zimmerman holds a B.Sc. in Industrial Engineering from Tel Aviv University in Israel. We believe that Mr. Zimmerman is qualified to serve as a member of our board of directors because of his experience in business development in the technology and retail sectors.

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Biography of Other Directors

Ronen Luzon — Founder, Director & Chief Executive Officer

Ronen Luzon has served as our Chief Executive Officer and a member of our board of directors since September 2013. Since 2006, Mr. Luzon has additionally served as Chief Executive Officer and founder of Malers Ltd., a company in the global security solutions market which provides technological solutions for integrated communication infrastructures, security and control systems. Prior to Malers, he held several senior marketing, sales management and professional services positions in a variety of international high tech companies including VP marketing of GA Tech and Professional Services Manager of Eldat Communication. Mr. Luzon graduated from Middlesex University in London with a B.S. in IT and Business Information Systems. We believe that Mr. Luzon is qualified to serve as a member of our board of directors because of his more than 20 years of experience in the technology sector.

Arik Kaufman – Director

Arik Kaufman has served as a member of our board of directors since June 2017. Mr. Kaufman is an attorney specializing in the fields of commercial law, corporate law and capital markets and since 2016 runs his own law office in Israel. He has vast experience in the fields of financial reporting and financial regulation. Mr. Kaufman serves as the Chief Executive Officer of Steakholder Foods since January 2022. From September 2017 until January 2022, Mr. Kaufman served as VP Business Development of Mor Research Applications. Mr. Kaufman holds an LLB in Law from the Interdisciplinary Center, Herzliya, and is admitted to the Israeli Bar. We believe that Mr. Kaufman is qualified to serve as a member of our board of directors based upon his experience of assisting with the completion of numerous venture capital financings, mergers, acquisitions, and strategic relationships. In addition, he has served as a member of the board of various publicly traded companies, including companies that operate in the same industry as us.

Oren Elmaliah – Director

Oren Elmaliah, has served as a member of our board of directors since May 2017. In September 2015, Oren Elmaliah founded Accounting Team IL and has acted as Account Manager since then. Accounting Team IL is a financial consultancy and service provider to public companies traded in Israel and abroad. Since February 2017, Mr. Elmaliah has served as controller of Enlivex Therapeutics Ltd., and since January 2017 he has served as Chief Financial Officer of Presstek Israel. In addition, since September 2015, Mr. Elmaliah has served as an Israel Authorities Reporting Officer of LG Electronics Israel and since September 2015 he has served as Local Financial Report Consultant of Chiasma. From July 2011 until August 2015, Mr. Elmaliah served as CPA, Financial Director of CFO Director Ltd and from June 2010 until July 2011 he served as Risk Management Consultant of RSM International Limited. Mr. Elmaliah holds a B.A. in Accounting/Economics and a Msc. in Finance/Accounting from Tel Aviv University, Israel. He is a licensed Certified Public Accountant in Israel. We believe that Mr. Elmaliah is qualified to serve as a member of our board of directors because of his vast finance experience and public company management and administration in the fields of finance, accounting, and financial regulation.

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Board Diversity Matrix

The table below provides certain information regarding the diversity of our board of directors as of the date of this annual report.

Board Diversity Matrix (As of NOVEMBER 9, 2023)

Total Number of Directors	5
	Female	Male	Non- Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	#	5	#	#
Part II: Demographic Background
African American or Black	#	#	#	#
Alaskan Native or Native American	#	#	#	#
Asian	#	#	#	#
Hispanic or Latinx	#	#	#	#
Native Hawaiian or Pacific Islander	#	#	#	#
White	#	1	#	#
Two or More Races or Ethnicities	#	2	#	#
LGBTQ+		0
Did Not Disclose Demographic Background		2

Family Relationships

Ronen Luzon, the Chief Executive Officer and a member of our board of directors, and Billy Pardo, the Chief Product Officer and Chief Operating Officer, are husband and wife. There are no other family relationships among any of our current or former directors or executive officers.

Arrangements between Officers and Directors

To our knowledge, there is no arrangement or understanding between any of our officers and any other person, including directors, pursuant to which the officer was selected to serve as an officer.

Involvement in Certain Legal Proceedings

We are not aware of any of our directors or officers being involved in any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses), or being subject to any of the items set forth under Item 401(f) of Regulation S-K.

Board Meetings

The board met on occasions during the fiscal year ended December 31, 2022. Each of the members of the board attended at least 80% of the meetings held by the board during the fiscal year ended December 31, 2022. None of our directors attended our 2022 annual meeting of stockholders.

Although we do not have a formal policy regarding attendance by members of our board of directors at annual meetings of stockholders, we strongly encourage our directors to attend.

Committees of the Board

Audit Committee

Our audit committee, is comprised of Oron Branitzky, Oren Elmaliah and Arik Kaufman. Mr. Elmaliah serves as chairman of the audit committee. The audit committee is responsible for retaining and overseeing our independent registered public accounting firm, approving the services performed by our independent registered public accounting firm and reviewing our annual financial statements, accounting policies and our system of internal controls. The audit committee acts under a written charter, which more specifically sets forth its responsibilities and duties, as well as requirements for the audit committee’s composition and meetings. The audit committee charter is available on our website www.mysizeid.com.

The board of directors has determined that each member of the audit committee is “independent,” as that term is defined by applicable SEC rules. In addition, the board of directors has determined that each member of the audit committee is “independent,” as that term is defined by the rules of the Nasdaq Stock Market.

The board of directors has determined that Oren Elmaliah is an “audit committee financial expert” serving on its audit committee as the SEC has defined that term in Item 407 of Regulation S-K.

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The audit committee met on 5 occasions during the fiscal year ended December 31, 2022. Each of the members of the audit committee attended at least 80% of the meetings held by the audit committee during the fiscal year ended December 31, 2022.

Compensation Committee

Our compensation committee consists of Oron Branitzky, Oren Elmaliah and Arik Kaufman. Mr. Branitzky serves as chairman of the compensation committee.

The compensation committee’s roles and responsibilities include making recommendations to the board of directors regarding the compensation for our executives, the role and performance of our executive officers, and appropriate compensation levels for our CEO, which are determined without the CEO present, and other executives. Our compensation committee also administers our 2017 Equity Incentive Plan and our 2017 Consultant Equity Incentive Plan. The compensation committee acts under a written charter, which more specifically sets forth its responsibilities and duties, as well as requirements for the compensation committee’s composition and meetings. The compensation committee charter is available on our website www.mysizeid.com.

Our compensation committee is responsible for the executive compensation programs for our executive officers and reports to our board of directors on its discussions, decisions and other actions. Our compensation committee reviews and approves corporate goals and objectives relating to the compensation of our Chief Executive Officer, evaluates the performance of our Chief Executive Officer in light of those goals and objectives and determines and approves the compensation of our Chief Executive Officer based on such evaluation. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the compensation committee regarding his compensation or individual performance objectives. Our compensation committee has the sole authority to determine our Chief Executive Officer’s compensation. In addition, our compensation committee, in consultation with our Chief Executive Officer, reviews and approves all compensation for other officers, including the directors. Our Chief Executive Officer and Chief Financial Officer also make compensation recommendations for our other executive officers and initially propose the performance objectives to the compensation committee.

The compensation committee is authorized to retain the services of one or more executive compensation and benefits consultants or other outside experts or advisors as it sees fit, in connection with the establishment of our compensation programs and related policies. In August 2021, the compensation committee engaged Compvision Ltd. (“Compvision”) as an independent compensation consultant to assess the market competitiveness of the Company’s stock-based incentive awards granted to our executive officers and employees and provide the compensation committee with recommendations based on such assessment. At the compensation committee’s request, Compvision produced and reviewed market data relating to long-term stock-based incentive awards, participated in certain compensation committee meetings and prepared an assessment of and recommendations with respect to the long-term stock-based incentive awards granted to our executive officers.

Our board of directors has determined that all of the members of the compensation committee are “independent” as that term is defined by the rules of the Nasdaq Stock Market.

The compensation committee met on 4 occasions during the fiscal year ended December 31, 2022. Each of the members of the compensation committee attended at least 75% of the meetings held by the compensation committee during the fiscal year ended December 31, 2022.

Nominating and Governance Committee

The members of the nominating and corporate governance committee are Oron Branitzky, Oren Elmaliah and Arik Kaufman. Mr. Kaufman serves as chairman of the corporate governance and nominations committee. The nominating and corporate governance committee acts under a written charter, which more specifically sets forth its responsibilities and duties, as well as requirements for the nominating and corporate governance committee’s composition and meetings. The nominating and corporate governance committee charter is available on our website www.mysizeid.com.

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The nominating and corporate governance committee develops, recommends and oversees implementation of corporate governance principles for us and considers recommendations for director nominees. The nominating and corporate governance committee also considers stockholder recommendations for director nominees that are properly received in accordance with applicable rules and regulations of the SEC. Our stockholders that wish to nominate a director for election to the board of directors should follow the procedures set forth in our bylaws. See “When are Stockholder Proposals Due for the 2024 Annual Meeting?”

The nominating and corporate governance committee will consider persons identified by its members, management, stockholders, investment bankers and others. The guidelines for selecting nominees, which are specified in the nominating committee charter, generally provide that persons to be nominated:

●	should be accomplished in his or her field and have a reputation, both personal and professional, that is consistent with our image and reputation;

●	should have relevant experience and expertise and would be able to provide insights and practical wisdom based upon that experience and expertise; and

●	should be of high moral and ethical character and would be willing to apply sound, objective and independent business judgment, and to assume broad fiduciary responsibility.

The nominating and corporate governance committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the board of directors. The nominating and corporate governance committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board of directors members. The nominating and corporate governance committee will not distinguish among nominees recommended by stockholders and other persons.

Our board of directors has determined that all of the members of the nominating and corporate governance committee are “independent” as that term is defined by the rules of the Nasdaq Stock Market.

The nominating and corporate governance committee met on 1 occasion during the fiscal year ended December 31, 2022. Each of the members of the nominating and corporate governance committee attended the meeting held by the nominating and corporate governance committee during the fiscal year ended December 31, 2022.

Stockholder Communications with the Board of Directors

Historically, we have not provided a formal process related to stockholder communications with the board. Nevertheless, every effort has been made to ensure that the views of stockholders are heard by the board or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. Stockholders or other interested parties may communicate with any director by writing to them at My Size, Inc., 4 Hayarden St., P.O.B. 1026, Airport City, Israel, 7010000, Attention: Corporate Secretary.

Code of Conduct and Ethics

We have a Code of Business Conduct and Ethics that applies to all our employees. The text of the Code of Business Conduct and Ethics is publicly available on our website at www.mysizeid.com. Information contained on, or that can be accessed through, our website does not constitute a part of this report and is not incorporated by reference herein. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive and financial officers will be posted on the “Investors-Corporate Governance” section of our website at www.mysizeid.com or will be included in a Current Report on Form 8-K, which we will file within four business days following the date of the amendment or waiver.

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Board Leadership Structure and Role in Risk Oversight

Although we do not require separation of the offices of the Chairman of the Board and Chief Executive Officer, we have in the past had a different person serving in each such role. The position of Chairman is currently vacant. The decision whether to combine or separate these positions depends on what our board deems to be in the long term interest of stockholders in light of prevailing circumstances. The separation of duties provides strong leadership for the board while allowing the Chief Executive Officer to be the leader of the Company, focusing on its customers, employees, and operations. Our board of directors believes the Company is well-served by this flexible leadership structure and that the combination or separation of these positions should continue to be considered on an ongoing basis.

Anti-hedging Policy

Our insider trading policy prohibits directors, officers and other employees or contractors from engaging in short sales, transactions in put or call options, hedging transactions or other inherently speculative transactions with respect to our stock at any time.

Director Compensation

The following table sets forth compensation information for our non-employee directors for the year ended December 31, 2022.

Name	Fees earned or paid in cash ($)(1)	Option awards ($)(1)(2)	Total ($)
Oren Elmalih	15,078	-	15,078
Oron Barnitzky	15,347	-	15,347
Arik Kaufman	14,441	-	14,441
Guy Zimmerman	13,033	-	13,03

(1)	Fees for the year 2022 are based on average US$/NIS representative exchange rates of NIS 3.519.

(2)	Amounts in this column represent the grant date fair value of options granted to the non-employee directors during 2022 computed in accordance with FASB ASC Topic 718. These amounts do not necessarily correspond to the actual value that may be realized by the non-employee directors. The assumptions made in valuing the options reported in this column are discussed in Note 11 to our financial statements for the year ended December 31, 2022.

We compensate our non-employee directors for their service as a member of our board. Mr. Luzon received no separate compensation for Board service. Mr. Luzon’s compensation is set forth above in the Summary Compensation Table.

Each non-employee director is entitled to receive a per meeting fee of $286. Non-employee directors are also reimbursed for their travel and reasonable out-of-pocket expenses incurred in connection with attending Board and committee meetings, to the extent that attendance is required by the Board or the committee(s) on which that director serves.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 1:

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE TWO NOMINEES NAMED ABOVE UNTIL THE TERM OF SUCH DIRECTORS EXPIRES IN ACCORDANCE WITH HIS CLASS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of shares of our common stock as of November 9, 2023 by (i) each person known to beneficially own more than 5% of our outstanding common stock, (ii) each of our directors, (iii) each of our executive officers, and (iv) all of our directors and executive officers as a group. Except as otherwise indicated, the persons named in the table below have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws, where applicable.

Beneficial Owner(1)	Shares of Common Stock Beneficially Owned		Percentage(2)

Executive officers and directors:
Ronen Luzon	142,778	(3)	4.8%
Or Kles	29,760	(4)	1.0%
Billy Pardo	143,578	(5)	4.8%
Arik Kaufman	1,267	(6)	*
Oren Elmaliah	1,267	(7)	*
Oron Branitzky	1,267	(8)	*
Guy Zimmerman	-		-
All Executive Officers and Directors as a Group (7 persons)	176,339		5.8%

*	Less than 1%

(1) The address of each person is c/o My Size, Inc., 4 HaYarden St., P.O.B. 1026, Airport City, Israel 7010000 unless otherwise indicated herein.

(2) The calculation in this column is based upon 2,981,792 shares of common stock outstanding on October 22, 2023. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to the subject securities. Shares of common stock that are currently exercisable or exercisable within 60 days of October 23, 2023 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage beneficial ownership of such person, but are not treated as outstanding for the purpose of computing the percentage beneficial ownership of any other person

(3) Consists of (i) 100,000 shares of restricted stock granted under the 2017 Plan, (ii) 4,683 shares of common stock, (iii) options to purchase up to 8,001 shares of our common stock, and (iv) 24,000 shares of restricted stock and options to purchase up to 6,094 shares of our common stock which are held by Billy Pardo, Ronen Luzon’s spouse. Mr. Luzon may be deemed to beneficially hold the securities of us held by Ms. Pardo.

(4) Consists of (i) 24,000 shares of restricted stock granted under the 2017 Plan, and (ii) an option to purchase 5,760 shares of our common stock. Does not include an aggregate of 119,760 shares of restricted stock over which Mr. Kles has been designated the initial proxy to vote such shares pursuant to a voting agreement entered into between Whitehole S.L., Twinbel S.L. and EGI Acceleration, S.L.

(5) Consists of (i) 24,000 shares of restricted stock granted under the 2017 Plan, (ii) options to purchase up to 6,094 shares of our common stock, (iii) 100,000 shares of restricted stock which are held by Ronen Luzon, Billy Pardo’s spouse (iii) 4,683 shares of common stock which are held by Mr. Luzon, and (iii) options to purchase up to 8,001 shares of our common stock which are held by Mr. Luzon. Ms. Pardo may be deemed to beneficially hold the securities of the Company held by Mr. Luzon.

(6) Consists of options to purchase up to 1,294 shares of our common stock.

(7) Consists of options to purchase up to 1,294 shares of our common stock.

(8) Consists of options to purchase up to 1,294 shares of our common stock.

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EXECUTIVE COMPENSATION AND OTHER INFORMATION

The following table sets forth certain information about our executive officers:

Name	Age	Position
Ronen Luzon	53	Chief Executive Officer and Director
Or Kles	40	Chief Financial Officer
Billy Pardo	48	Chief Operating Officer and Chief Product Officer

Ronen Luzon — Founder, Director & Chief Executive Officer

Mr. Luzon’s biography is listed under Proposal 1—Election of Directors.

Or Kles — Chief Financial Officer

Or Kles has served as our Chief Financial Officer since May 2016. He is a certified public accountant with a broad, diverse financial background. From May 2013 until April 2016 he served as Assistant Controller of Shikun and Binui-Solel Boneh Infrastructure Ltd. and from December 2010 until May 2013 he served as an Associate at KPMG. Mr. Kles holds an MBA and a B.A. in Business Management and Accounting (specializing in financing) from The College of Management Academic Studies. Mr. Kles is a certified public accountant in Israel.

Billy Pardo — Chief Operating Officer and Chief Product Officer

Billy Pardo has served as our Chief Product Officer since May 2014 and Chief Operating Officer since April 2019. From April 2010 until August 2013, Ms. Pardo served as Senior Director of Product Management of Fourier Education. Among her areas of expertise are launching products from concept to successful delivery in various methodologies, including Fourier Education’s award-winning einstein™ Science Tablet. Prior to that Ms. Pardo served in various product management positions including, Project Manager of Time to Know, Product Marketing Manager of RiT Technologies, Product Manager of Pricer AB and R&D Team Leader at Pricer AB. Ms. Pardo previously served as Software Engineer at Eldat Communication Ltd., and QA Engineer at NICE Systems. Ms. Pardo received an MBA from The Interdisciplinary Center and a B.A. in Computer Science from The Academic College of Tel-Aviv-Yaffo.

Summary Compensation Table

The following sets forth the compensation paid by us to our named executive officers, during the years ended December 31, 2022 and December 31, 2021.

Name and Principal Position	Year	Salary ($) (1)	Bonus ($)	Stock Awards ($)	Option Awards ($) (2)	All Other Compensation ($)	Total ($)
Ronen Luzon	2022	173,000	-	223,000	8,000	126,000	530,000
Chief Executive Officer	2021	194,000	5,000	-	23,000	97,000	319,000

Or Kles	2022	123,000	-	53,000	7,000	71,000	254,000
Chief Financial Officer	2021	123,000	8,000	-	30,000	61,000	222,000

Billy Pardo	2022	134,000	-	53,000	7,000	100,00	294,000
Chief Operating Officer	2021	162,000	7,000	-	18,000	74,000	261,000

(1)	Salary for the years 2022 and 2021 are based on average US$/NIS representative exchange rates of NIS 3.358 and NIS 3.11 respectively.

(2)	Amounts in this column represent the grant date fair value of options granted to the named executive officers during 2022 and 2021, computed in accordance with FASB ASC Topic 718. These amounts do not necessarily correspond to the actual value that may be realized by the named executive officers. The assumptions made in valuing the options reported in this column are discussed in Note 11 to our audited financial statements for the year ended December 31, 2021 and Note 4 to our condensed consolidated interim financial statements for the quarterly period ended September 30, 2022.

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All Other Compensation Table

The “All Other Compensation” amounts set forth in the Summary Compensation Table above consist of the following:

Name	Year	Automobile- Related Expenses ($)	Manager’s Insurance* ($)	Education Fund* ($)	Other social benefits** ($)	Total ($)
Ronen Luzon	2022	32,000	31,000	15,000	48,000	126,000
	2021	33,000	33,000	15,000	16,000	97,000

Or Kles	2022	15,000	21,000	10,000	25,000	71,000
	2021	14,000	19,000	9,000	19,000	61,000

Billy Pardo	2022	16,000	25,000	13,000	46,000	100,000
	2021	17,000	24,000	12,000	21,000	74,000

*	Manager’s insurance and education funds are customary benefits provided to employees based in Israel. Manager’s insurance is a combination of severance savings (in accordance with Israeli law), defined contribution tax-qualified pension savings and disability insurance premiums. An education fund is a savings fund of pre-tax contributions to be used after a specified period of time for educational or other permitted purposes.

**	Other social benefits for 2022 and 2021 for all named individuals includes tax payments in respect of social benefits.

Agreements with Named Executive Officers

Ronen Luzon

On November 18, 2018, My Size Israel, our wholly owned subsidiary, entered into an employment agreement with Ronen Luzon, or the Luzon Employment Agreement, pursuant to which Mr. Luzon will serve as our Chief Executive Officer. Pursuant to the terms of the Luzon Employment Agreement, Mr. Luzon receives NIS 55,000 per month as his base salary and shall be eligible to receive such bonus as determined by us. In addition, Mr. Luzon shall be entitled social benefits and to other benefits, including, but not limited to, contributions towards an education fund, pension scheme, manager’s insurance, insurance coverage, including insurance in case of disability, annual vacation days, sick leave and expense reimbursement. Pursuant to the terms of the Luzon Employment Agreement and subject to certain conditions, payments made by the Company to the pension fund or manager’s insurance fund shall be made in lieu of severance payments due to Mr. Luzon. The term of the Luzon Employment Agreement shall be effective as of September 1, 2018 and shall continue until such time either party provides written notice to the other party at least 75 days in advance of the termination of such agreement. We may also terminate Mr. Luzon’s employment without prior written notice (or payment in lieu of such notice) for Cause (as defined in the Luzon Employment Agreement).

Or Kles

On November 18, 2018, My Size Israel entered into an employment agreement with Or Kles, or the Kles Employment Agreement, pursuant to which Mr. Kles will serve as our Chief Financial Officer. Pursuant to the terms of the Kles Employment Agreement, Mr. Kles receives NIS 38,000 per month as his base salary and shall be eligible to receive such bonus as determined by us. In addition, Mr. Kles shall be entitled to social benefits and other benefits, including, but not limited to, contributions towards an education fund, pension scheme, manager’s insurance, insurance coverage, including insurance in case of disability, annual vacation days, sick leave and expense reimbursement. Pursuant to the terms of the Kles Employment Agreement and subject to certain conditions, payments made by us to the pension fund or the manager’s insurance fund shall be made in lieu of severance payments due to Mr. Kles. The term of the Kles Employment Agreement shall be effective as of September 1, 2018 and shall continue until such time either party provides written notice to the other party at least 75 days in advance of the termination of such agreement. We may also terminate Mr. Kles’s employment without prior written notice (or payment in lieu of such notice) for Cause (as defined in the Kles Employment Agreement).

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Billy Pardo

On November 18, 2018, My Size Israel entered into an employment agreement with Billy Pardo, or the Pardo Employment Agreement, pursuant to which Ms. Pardo will serve as our Chief Product Officer. Pursuant to the terms of the Pardo Employment Agreement, Ms. Pardo receives NIS 47,500 per month as her base salary and shall be eligible to receive such bonus as determined by us. In addition, Ms. Pardo shall be entitled to social benefits and other benefits, including, but not limited to, contributions towards an education fund, pension scheme, manager’s insurance, insurance coverage, including insurance in case of disability, annual vacation days, sick leave and expense reimbursement. Pursuant to the terms of the Pardo Employment Agreement and subject to certain conditions, payments made by us to the pension fund or the manager’s insurance fund shall be made in lieu of severance payments due to Ms. Pardo. The term of the Pardo Employment Agreement shall be effective as of September 1, 2018 and shall continue until such time either party provides written notice to the other party at least 75 days in advance of the termination of such agreement. We may also terminate Ms. Pardo’s employment without prior written notice (or payment in lieu of such notice) for Cause (as defined in the Pardo Employment Agreement).

Outstanding Equity Awards at Fiscal Year-End

The following table provides information regarding options held by each of our named executive officers that were outstanding as of December 31, 2022.

	Option Awards						Stock Awards
Name and Principal Position	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price		Option Expiration Date	Equity incentive plan awards: Number of Unearned Shares that Have Not Vested	Equity incentive plan awards: Market Value of Unearned Shares, That Have Not Vested
Ronen Luzon - Chief Executive Officer	400	(1)	-	$26	(8)	7/24/2023	-	-
	1,601	(2)	-	$1.09	(8)	5/29/2025	-	-
	6,400	(3)	-	$1.09		8/10/2025	-	-
	100,000	(9)	-	-		-	100,000	$511,250
Or Kles – Chief Financial Officer	227	(4)	-	$26	(8)	7/24/2023	-	-
	427	(5)	-	$1.09	(8)	5/29/2025	-	-
	5,200	(6)	-	$1.09		8/10/2025	-	-
	24,000	(10)	-	-		-	24,000	$122,700
Billy Pardo- Chief Operating Officer	400	(1)	-	$26	(8)	7/24/2023	-	-
	894	(7)	-	$1.09	(8)	5/29/2025	-	-
	5,200	(6)	-	$1.09		8/10/2025	-	-
	24,000	(11)	-	-		-	24,000	$122,700

(1) The option has a grant date of July 24, 2017 and vested in full on January 24, 2018.

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(2) The option has a grant date of May 29, 2019. 267 options vested immediately upon grant, 445 options vested on January 24, 2019, 445 options vested on January 24, 2020 and 444 options vested on January 24, 2021.

(3) The option has a grant date of October 8, 2020, 1,600 options vested on November 26, 2020, 1,600 options vested on May 26, 2021, 1,600 options vested on November 26, 2021, and 1,600 options vested on May 26, 2022.

(4) The option has a grant date of July 24, 2017. 76 options vested immediately upon grant, 76 options vested on May 1, 2018 and 75 options vested on May 1, 2019.

(5) The option has a grant date of May 29, 2019. 160 options vested immediately upon grant, 445 options vested on May 1, 2020, 445 options vested on May 21, 2021 and 444 options vested on May 1, 2022.

(6) The option has a grant date of October 8, 2020, 1,300 options vested on November 26, 2020, 1,300 options vested on May 26, 2021, 1,300 options vested on November 26, 2021, and 1,300 options vested on May 26, 2022.

(7) The option has a grant date of May 29, 2019. 214 options vested immediately upon grant, 227 options vested on January 24, 2019, 227 options vested on January 24, 2020 and 226 options vested on January 24, 2021.

(8) On May 25, 2020, the compensation committee of the Board of Directors of the Company reduced the exercise price of outstanding options of employees and directors of the Company for the purchase of an aggregate of 5,610 shares of common stock of the Company (with exercise prices ranging between $453.75 and $228.75) to $26 per share, which was the closing price for the Company’s common stock on May 22, 2020, and extended the term of the foregoing options for an additional one year from the original date of expiration.

(9) The restricted share award has a grant date of September 29,2022 and shall vest in three equal installments on January 1,2023, January 1,2024, and January 1, 2025.

(10) The restricted share award has a grant date of September 29,2022 and shall vest in three equal installments on January 1,2023, January 1,2024, and January 1, 2025.

(11) The restricted share award has a grant date of September 29,2022 and shall vest in three equal installments on January 1,2023, January 1,2024, and January 1, 2025.

Pay Versus Performance

We are required by SEC rules to disclose the following information regarding compensation paid to our Principal Executive Officer (the “PEO”) and our other named executive officers (collectively, the “Non-PEO NEOs”). The amounts set forth below under the headings “Compensation Actually Paid to PEO” and “Average Compensation Actually Paid to Non-PEO NEOs” have been calculated in a manner prescribed by the SEC rules and do not necessarily align with how we or the compensation committee views the link between our performance and pay of our named executive officers. The footnotes below set forth the adjustments from the total compensation for each of our NEOs reported in the Summary Compensation Table above. As permitted under the rules applicable to smaller reporting companies, we are including two years of data and are not including a peer group total shareholder return or company-selected measure, as contemplated under Item 402(v) of Regulation S-K.

The following table sets forth additional compensation information of our PEO and Non-PEO NEOs, along with total shareholder return, and net loss results for the years ended December 31, 2022 and 2021:

Year(1)	Summary Compensation Table Total for PEO(2)	Compensation Actually Paid to PEO(3)	Average Summary Compensation Table Total for Non-PEO NEOs(4)	Average Compensation Actually Paid to Non-PEO NEOs(3)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return(5)	Net Loss (in 000s)(6)
2022	$530,000	$245,017	$274,000	$73,495	$8	$(8,310)
2021	319,000	144,707	241,500	111,419	37	(10,520)

(1) Mr. Ronen Luzon served as our Chief Executive Officer for the entirety of 2022 and 2021. The Non-PEO NEOs for 2022 and 2021 were Mr. Or Kles and Ms. Billy Pardo.

(2) The dollar amounts reported herein represent the amount of total compensation reported for each covered fiscal year in the “Total” column of the Summary Compensation Table for each applicable year.

(3) The dollar amounts reported below represent the amount of “compensation actually paid” to our PEO and Non-PEO NEOs (as an average) as computed in accordance with Item 402(v) of Regulation S-K, for each covered fiscal year. The dollar amounts do not reflect the actual amount of compensation earned or received by or paid to the PEOs and Non-PEO NEOs during the applicable fiscal year. For purposes of the equity award adjustments shown below, no equity awards were cancelled due to a failure to meet vesting conditions and no dividends or other earnings paid on stock or option awards in the covered fiscal year prior to the vesting date were not otherwise included in the total compensation for the covered fiscal year. In calculating the “compensation actually paid” amounts reflected in these columns, the fair value or change in fair value, as applicable, of the equity award adjustments included in such calculations was computed in accordance with FASB ASC Topic 718. The valuation assumptions used to calculate such fair values did not materially differ from those disclosed at the time of grant. The following table details the applicable adjustments that were made to the determine “compensation actually paid” (all amounts are averages for Non-PEO NEOs).

	PEO		Non-PEO NEO Average
	2022	2021	2022	2021
Summary Compensation Table Total	$530,000	$319,000	$274,000	$241,000
- Grant date fair value of awards granted during the covered fiscal year	(511,250)	-	(122,700)	-
+ Fair value as of the end of the covered fiscal year of all awards granted during the covered fiscal year that are outstanding and unvested at the end of the covered year	272,000	-	43,520	-
+/- Change in fair value as of the end of the covered fiscal year (from the end of the prior fiscal year) of any awards granted in any prior fiscal year that are outstanding and unvested as of the end of the covered fiscal year	-	(33,376)	-	(28,486)
+/- Change in fair value as of the vesting date (from the end of the prior fiscal year) of any awards granted in any prior fiscal year for which all applicable vesting conditions were satisfied at the end of or during the covered fiscal year	(45,733)	(140,917)	(34,285)	(101,095)
Compensation Actually Paid	$245,017	$144,707	$73,495	$111,419

(4) The dollar amounts reported herein represent the average of the amounts of total compensation reported for our Non-PEO NEOs as a group for each covered fiscal year in the “Total” column of the Summary Compensation Table for each applicable year.

(5) Cumulative total stockholder return (“TSR”) assumes $100 was invested on December 31, 2020 and is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between our stock price at the end and the beginning of the measurement period (December 31, 2020) by our stock price at the beginning of the measurement period. At December 31, 2022, 2021 and 2020, the per share closing prices for our common stock were $2.72, $13.025 and $35.25, respectively. No dividends were paid on stock or option awards for all periods presented.

(6) Net loss is reflected as reported in our audited consolidated financial statements for the applicable fiscal year.

Pay Versus Performance Comparative Disclosure

The Company’s executive compensation program reflects a variable pay-for-performance philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the PVP table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with CAP (as computed in accordance with SEC rules) for a particular year. In accordance with SEC rules, the Company is providing the following narrative disclosure regarding the relationships between information presented in the PVP table.

Compensation Actually Paid and Company TSR

During fiscal 2021 and 2022, compensation actually paid to our PEO increased from $144,707 in fiscal 2021 to $245,017 in fiscal 2022. Average compensation actually paid to our Non-PEO NEOs decreased from $111,419 in fiscal 2021 to $73,495 in fiscal 2022. Over the same period, the value of an investment of $100 in our common stock on the last trading day of 2020 decreased by $63 to $37 during fiscal 2021, and further decreased by $29 to $8 during fiscal 2022, for a total decrease over fiscal 2021 and 2022 of $92.

Compensation Actually Paid and Net Loss

During fiscal 2021 and 2022, compensation actually paid to our PEO increased from $144,707 in fiscal 2021 to $245,017 in fiscal 2022. Average compensation actually paid to our Non-PEO NEOs decreased from $111,419 in fiscal 2021 to $73,195 in fiscal 2022. Over the same period, our net loss increased by $4,363,000 during fiscal 2021 (from a net loss in fiscal 2020 of $6,157,000 to a net loss in fiscal 2021 of $10,520,000), and decreased by $2,210,000 during fiscal 2022 (from a net loss in fiscal 2021 of $10,520,000 to a net loss in fiscal 2022 of $8,310,000).

PROPOSAL NO. 2

APPROVAL OF COMPENSATION AWARDED TO NAMED EXECUTIVE OFFICERS

As required by the SEC’s proxy rules, we are seeking an advisory, non-binding stockholder vote with respect to compensation awarded to our named executive officers for the fiscal year ended December 31, 2022. The Company holds an advisory vote on executive compensation once every three years at the annual meeting of stockholders.

Our executive compensation program and compensation paid to our named executive officers are described in the section entitled “Executive Compensation and Other Information.” Our compensation programs are overseen by the compensation committee and reflect our philosophy to pay all of our employees, including our named executive officers, in ways that support our primary business objectives.

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The Company is asking its stockholders to indicate their support for the compensation paid to the Company’s named executive officers. This proposal is not intended to address any specific item of compensation, but rather the overall compensation of the company’s named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, the Company is asking its stockholders to vote FOR the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s proxy statement for the 2023 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC.”

The vote on executive compensation is advisory, and therefore not binding; however, our compensation committee will consider the outcome of the vote when considering future executive compensation arrangements.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 2:

THE BOARD RECOMMENDS A VOTE FOR THE ADVISORY APPROVAL OF THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE SEC’S COMPENSATION DISCLOSURE RULES.

PROPOSAL NO. 3

DETERMINE FREQUENCY OF STOCKHOLDER ADVISORY VOTE REGARDING COMPENSATION AWARDED TO NAMED EXECUTIVE OFFICERS

As required by the SEC’s proxy rules, we are seeking an advisory, non-binding stockholder vote about how often we should present stockholders with the opportunity to vote on compensation awarded to our named executive officers. You may elect to have the vote held every year, every two years, or every three years, or you may abstain. We recommend that this advisory vote be held once every three years, but stockholders are not voting to approve or disapprove of that recommendation. We believe that a triennial voting frequency will provide our stockholders with sufficient time to evaluate the effectiveness of our overall compensation philosophy, policies, and practices in the context of our long-term business results for the corresponding period, while avoiding over-emphasis on short-term variations in compensation and business results. We also believe that a three-year timeframe provides a better opportunity to observe and evaluate the impact of any changes to our executive compensation policies and practices that have occurred since the last advisory vote.

The Company is asking its stockholders to indicate their support for the holding a stockholder advisory vote regarding the compensation awarded to named executive officers every third year. Accordingly, the Company is asking its stockholders to vote FOR the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, a vote for a frequency of once every three years for the stockholder advisory vote on compensation to the Company’s named executive officers.”

The vote on frequency of a stockholder advisory vote regarding the compensation awarded to named executive officers is advisory, and therefore not binding; however, our compensation committee will consider the outcome of the vote when considering the frequency of a stockholder advisory vote regarding the compensation awarded to named executive officers.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 3:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR A FREQUENCY OF ONCE EVERY “THREE YEARS” FOR THE STOCKHOLDER ADVISORY VOTE ON COMPENSATION TO OUR NAMED EXECUTIVE OFFICERS.

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PROPOSAL NO. 4

APPROVAL OF AN AMENDMENT TO THE MY SIZE, INC. 2017 EQUITY INCENTIVE PLAN TO

INCREASE THE RESERVATION OF COMMON STOCK FOR ISSUANCE THEREUNDER TO

1,040,000 SHARES FROM 289,000 SHARES

Our 2017 Plan was approved by our board of directors and by our stockholders and went into effect as of March 21, 2017. On July 3, 2018, our stockholders voted to increase the reservation of our common stock for issuance under the 2017 Plan to 200,000 shares from 133,334 shares; on August 10, 2020, our stockholders voted to increase the reservation of our common stock for issuance thereunder to 1,450,000 shares from 200,000 shares; on December 30, 2021, our stockholders voted to increase the reservation of common stock for issuance under the 2017 Plan to 5,770,000 shares from 1,450,000 shares; and on December 7, 2022, our stockholders voted to increase the reservation of common stock for issuance under the 2017 Plan to 7,225,000 shares from 5,770,000 shares (in each case, the share numbers do not give effect to the 1-for-25 reverse stock split effected by us on December 8, 2022). Following the most recent shareholder approval December 7, 2022, the number of shares of common stock reserved for issuance under the 2017 Plan is 289,000.

On November 6, 2023, our compensation committee recommended to the board of directors to increase the number of shares available for issuance under the 2017 Plan by 751,000 shares to 1,040,000 shares from 289,000 shares (after giving effect to the reverse split that we effected on December 7, 2022), subject to stockholder approval of the amendment to the 2017 Plan.

Our board of directors deems it advisable and in the best interest of the Company to increase the number of shares available for issuance under the 2017 Plan by 751,000 shares to 1,040,000 shares from 289,000 shares to attract and retain key personnel and to provide a means for directors, officers, managers and employees to acquire and maintain an interest in the Company, which interest may be measured by reference to the value of its common stock.

A copy of the proposed amendment is attached hereto as Appendix A.

Reasons for the Proposed Plan Amendment

We believe that operation of the 2017 Plan is a necessary and powerful tool in attracting and retaining the services of key employees, key contractors, and outside directors in a competitive labor market, which is essential to our long-term growth and success. We also need to ensure that we can continue to provide an incentive to our current employees, contractors and outside directors, many of whom hold outstanding options that were previously awarded under the 2017 Plan with exercise prices above the current fair market value of our common stock. We have strived to use our 2017 Plan resources effectively and maintain an appropriate balance between stockholder interests and the ability to recruit and retain valuable employees. However, we believe that there is an insufficient number of shares remaining under our 2017 Plan to meet our projected needs which will impair our ability to both attract and retain key persons going forward. Accordingly, it is the judgment of our board of directors that increasing the number of shares of common stock available for issuance under the 2017 Plan is in the best interest of the Company and its stockholders.

Description of Our 2017 Plan

Set forth below is a summary of the 2017 Plan, but this summary is qualified in its entirety by reference to the full text of the 2017 Plan.

Shares Available

The 2017 Plan currently authorizes the issuance of 289,000 (after giving effect to the reverse split that we effected on December 7, 2022) shares of common stock. As of the Record Date, an aggregate of 285,456 shares have been granted under the 2017 Plan and 3,544 shares were available for future awards under the 2017 Plan.

If an award is forfeited, canceled, or if any option terminates, expires or lapses without being exercised, the common stock subject to such award will again be made available for future grant. However, shares that are used to pay the exercise price of an option or that are withheld to satisfy the participant’s tax withholding obligation will not be available for re-grant under the 2017 Plan.

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If there is any change in the Company’s corporate capitalization or structure, the 2017 Plan Committee (as defined below) in its sole discretion may make substitutions or adjustments to the number of shares of common stock reserved for issuance under the 2017 Plan, the number of shares covered by awards then outstanding under the 2017 Plan, the limitations on awards under the 2017 Plan, the exercise price of outstanding options and such other equitable substitution or adjustments as it may determine appropriate.

The 2017 Plan will have a term of ten years and no further awards may be granted under the 2017 Plan after that date.

Administration

The Company’s compensation committee (the “2017 Plan Committee”) administers the 2017 Plan. The 2017 Plan Committee has the authority, without limitation to (i) to designate participants to receive awards, (ii) determine the types of awards to be granted to participants, (iii) determine the number of shares of common stock to be covered by awards, (iv) determine the terms and conditions of any awards granted under the 2017 Plan, (v) determine to what extent and under what circumstances awards may be settled in cash, shares of common stock, other securities, other awards or other property, or canceled, forfeited or suspended, (vi) determine whether, to what extent, and under what circumstances the delivery of cash, common stock, other securities, other awards or other property and other amounts payable with respect to an award shall be made; (vii) interpret, administer, reconcile any inconsistency in, settle any controversy regarding, correct any defect in and/or complete any omission in the 2017 Plan and any instrument or agreement relating to, or award granted under, the 2017 Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the 2017 Plan Committee shall deem appropriate for the proper administration of the 2017 Plan; (ix) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, awards; (x) reprice existing awards or to grant awards in connection with or in consideration of the cancellation of an outstanding award with a higher price; and (xi) make any other determination and take any other action that the 2017 Plan Committee deems necessary or desirable for the administration of the 2017 Plan. The 2017 Plan Committee has full discretion to administer and interpret the 2017 Plan and to adopt such rules, regulations and procedures as it deems necessary or advisable and to determine, among other things, the time or times at which the awards may be exercised and whether and under what circumstances an award may be exercised.

Eligibility

Employees, directors and officers of the Company or their affiliates are eligible to participate in the 2017 Plan. The 2017 Plan Committee has the sole and complete authority to determine who will be granted an award under the 2017 Plan; however, it may delegate such authority to one or more officers of the Company under the circumstances set forth in the 2017 Plan.

Awards Available for Grant

The Committee may grant awards of non-qualified stock options, incentive stock options, stock appreciation rights (“SARs”), restricted stock awards, restricted stock units, stock bonus awards, performance compensation awards (including cash bonus awards) or any combination of the foregoing. Notwithstanding, the Committee may not grant to any one person in any one calendar year awards (i) for more than 50% of the available shares in the aggregate or (ii) payable in cash in an amount exceeding $10,000,000 in the aggregate.

U.S. Federal Income Tax Consequences

The following is a general summary of the material U.S. federal income tax consequences of the grant and exercise and vesting of awards under the 2017 Plan and the disposition of shares acquired pursuant to the exercise of such awards. This summary is intended to reflect the current provisions of the Code and the regulations thereunder. However, this summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local and payroll tax considerations. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant.

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Pursuant to Section 15(e) of the 2017 Plan, the 2017 Plan Committee may, in its sole discretion, amend the terms of the 2017 Plan or outstanding awards (or establish a sub-plan) with respect to such participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for such participants or the Company. The Company operates in Israel, and the applicable tax consequences for participants may be Israeli tax consequences.

Options

There are a number of requirements that must be met for a particular option to be treated as an incentive stock option. One such requirement is that common stock acquired through the exercise of an incentive stock option cannot be disposed of before the later of (i) two years from the date of grant of the option, or (ii) one year from the date of its exercise. Holders of incentive stock option will generally incur no federal income tax liability at the time of grant or upon exercise of those options. However, the spread at exercise will be an “item of tax preference,” which may give rise to “alternative minimum tax” liability for the taxable year in which the exercise occurs. If the holder does not dispose of the shares before the later of two years following the date of grant and one year following the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, no deduction will be allowed to the Company for federal income tax purposes in connection with the grant or exercise of the incentive stock option. If, within two years following the date of grant or within one year following the date of exercise, the holder of shares acquired through the exercise of an incentive stock option disposes of those shares, the participant will generally realize taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the share on the date of exercise or the amount realized on the subsequent disposition of the shares, and that amount will generally be deductible by the Company for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections. Finally, if an otherwise incentive stock option becomes first exercisable in any one year for shares having an aggregate value in excess of $100,000 (based on the date of grant value), the portion of the incentive stock option in respect of those excess shares will be treated as a non-qualified stock option for federal income tax purposes.

No income will be realized by a participant upon grant of a non-qualified stock option. Upon the exercise of a non-qualified stock option, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying exercised shares over the option exercise price paid at the time of exercise. Such income will be subject to income tax withholdings, and the participant will be required to pay to the Company the amount of any required withholding taxes in respect to such income. The Company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Restricted Stock

A participant will not be subject to tax upon the grant of an award of restricted stock unless the participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Code. On the date an award of restricted stock becomes transferable or is no longer subject to a substantial risk of forfeiture, the participant will recognize ordinary compensation income equal to the difference between the fair market value of the shares on that date over the amount the participant paid for such shares, if any. Such income will be subject to income tax withholdings, and the participant will be required to pay to the Company the amount of any required withholding taxes in respect to such income. If the participant made an election under Section 83(b) of the Code, the participant will recognize ordinary compensation income at the time of grant equal to the difference between the fair market value of the shares on the date of grant over the amount the participant paid for such shares, if any, and any subsequent appreciation in the value of the shares will be treated as a capital gain upon sale of the shares. Special rules apply to the receipt and disposition of restricted shares received by officers and directors who are subject to Section 16(b) of the Exchange Act. The Company will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

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Restricted Stock Units

A participant will not be subject to tax upon the grant of a restricted stock unit award. Rather, upon the delivery of shares or cash pursuant to a restricted stock unit award, the participant will recognize ordinary compensation income equal to the fair market value of the number of shares (or the amount of cash) the participant actually receives with respect to the award. Such income will be subject to income tax withholdings, and the participant will be required to pay to the Company the amount of any required withholding taxes in respect to such income. The Company will be able to deduct the amount of taxable compensation recognized by the participant for U.S. federal income tax purposes, but the deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

SARs

No income will be realized by a participant upon grant of a SAR. Upon the exercise of a SAR, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the payment received in respect of the SAR. Such income will be subject to income tax withholdings, and the participant will be required to pay to the Company the amount of any required withholding taxes in respect to such income. The Company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Stock Bonus Awards

A participant will recognize ordinary compensation income equal to the difference between the fair market value of the shares on the date the shares of common stock subject to the award are transferred to the participant over the amount the participant paid for such shares, if any, and any subsequent appreciation in the value of the shares will be treated as a capital gain upon sale of the shares. The Company will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Section 162(m)

In general, Section 162(m) of the Code denies a publicly held corporation a deduction for U.S. federal income tax purposes for compensation in excess of $1,000,000 per year per person paid to its principal executive officer and the three other officers (other than the principal executive officer and principal financial officer) whose compensation is disclosed in its proxy statement/prospectus as a result of their total compensation, subject to certain exceptions. The 2017 Plan is intended to satisfy an exception with respect to grants of options to covered employees.

Interest of Directors and Executive Officers.

All members of our board of directors and all of our executive officers are eligible for awards under the 2017 Plan and, thus, have a personal interest in the approval of the proposal to increase the number of shares available for issuance under the 2017 Plan.

New Plan Benefits

With respect to the increased number of shares reserved under the 2017 Plan, we cannot currently determine the benefits or number of shares that will be subject to awards that may be granted in the future to eligible participants under the 2017 Plan because the grant of awards and terms of such awards are to be determined in the sole discretion of the compensation committee.

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Equity Compensation Plan Information

The following table summarizes information about our equity compensation plans and individual compensation arrangements as of December 31, 2022.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) (c)
Equity compensation plans approved by security holders	43,497	24.74	77,455
Equity compensation plans not approved by security holders	-	-	-
Total	43,497	24.74	77,455

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 4:

THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF AN AMENDMENT TO THE MY SIZE, INC. 2017 PLAN TO INCREASE THE RESERVATION OF COMMON STOCK FOR ISSUANCE THEREUNDER TO 1,040,000 SHARES FROM 289,000 SHARES

PROPOSAL NO. 5

aPPROVAL TO DELIST our common stock from the Tel Aviv Stock Exchange

Background

Our primary listing for our shares of common stock is the Nasdaq Capital Market (the “Nasdaq”). We have also maintained a secondary listing on the Tel Aviv Stock Exchange (“TASE”) since September 2005. We originally pursued this course in order to improve the overall liquidity of our shares and to give us access to an additional capital market. Between 2007 and 2012 we reported as a public company with the U.S. Securities and Exchange Commission (the “SEC”). In August 2012, we suspended our reporting obligations with the SEC, and in mid-2015, we resumed reporting as a public company with the SEC. On July 25, 2016, our common stock began publicly trading on the Nasdaq under the symbol “MYSZ”.

We have determined that, in order to provide increased flexibility for our company, it may be desirable to delist our common stock from the TASE. At this time, we have not determined that we will proceed to delist our common stock from the TASE if this proposal is approved by our stockholders, however our Board has determined that having the option available is desirable to provide flexibility in allowing us to pursue strategic objectives. If the proposal to delist our common stock from the TASE is approved, the decision to proceed with the delisting of our common stock from the TASE will be at the sole discretion of our Board.

We are asking shareholders to approve the delisting of the Company’s common stock from the TASE due to:

●	the complexity of complying with two regulatory regimes (the Nasdaq and the TASE with conflicting and often inconsistent requirements;

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●	our very low trading volume on the TASE relative to the Nasdaq and lack of need to access the capital markets through the TASE; and

●	the costs and administrative burden associated with maintaining and complying with the secondary listing venue.

Rationale for the Delisting

While we feel that, over the years, we have achieved a number of benefits from our secondary listing on the TASE, there are a number of significant drawbacks associated with the secondary listing. By virtue of being listed on the TASE, we are required to comply with additional and sometimes conflicting regulatory requirements from those of the Nasdaq. These regulatory requirements have become more arduous over the past few years, and we believe that we are at greater risk of inadvertently being in violation of the TASE’s rules, which could result in sanctions against the Company and our directors and officers. A delisting from the TASE would provide a single securities regulatory regime for the Company under U.S. law.

In addition, despite having been listed on the TASE for over 15 years, our trading volume on the TASE has remained considerably lower than our trading volume on the Nasdaq. For example, our 12 month average daily trading volume as of December 31, 2022 on the Nasdaq was approximately 34,964 shares as compared to approximately 3,359 shares on the TASE for the same period. In addition, we have generally not found it comparatively advantageous to access capital in the Israeli market, obviating one of our key original objectives for pursuing the secondary listing.

Lastly, we pay approximately $25,000 in costs annually associated with the secondary listing. This includes the cost of employee time, travel and other resources related to the listing. The delisting of the Company’s common stock from the TASE will reduce the Company’s administrative burden related to compliance with dual securities and reporting obligations and related corporate overhead and costs of compliance.

For the reasons stated above, we believe it is in the best interest of the Company to delist from the TASE.

The approval to delist from the TASE requires the affirmative vote of at least 50% of the outstanding shares of common stock entitled to vote. Assuming an affirmative vote, we would then have to submit a delisting application with the TASE to seek the approval of the TASE. We have no assurance that the TASE will approve our delisting, although we intend to work with the TASE to obtain their approval on acceptable terms.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 5:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR the delisting of our common stock from the Tel Aviv Stock Exchange.

PROPOSAL NO. 6

A proposal to authorize, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock underlying certain warrants issued by us pursuant to that certain Inducement Letter, dated as of August 24, 2023, by and between us and the investor named on the signatory page thereto, and the Engagement Agreement between us and H.C. Wainwright & Co., LLC, dated as of august 24, 2023 in an amount equal to or in excess of 20% of our Common Stock outstanding immediately prior the issuance of such warrants

Background

The Private Placement

On August 24, 2023, entered into an inducement offer letter agreement (the “Inducement Letter”) with a certain holder (the “Holder”) of certain of the our existing warrants to purchase up to (i) 1,963,994 shares of our common stock issued on January 12, 2023 at an exercise price of $2.805 per share (the “January 2023 Warrants”), (ii) 6,864 shares of our common stock issued on January 17, 2020 at an exercise price of $94.00 per share (the “January 2020 Warrants”), and (ii) 47,153 shares of our common stock issued on October 28, 2021 at an exercise price of $31.50 per share, having terms ranging from 28 months to five and one-half years (the “October 2021 Warrants” and together with the January 2023 Warrants and the January 2020 Warrants, the “Existing Warrants). in a private placement (the “Private Placement”).

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Pursuant to the Inducement Letter, the Holder agreed to exercise for cash its Existing Warrants to purchase an aggregate of 2,018,012 shares of the Company’s common stock at a reduced exercise price of $2.09 per share in consideration of the Company’s agreement to issue new common stock purchase warrants (the “Investor Warrants”), as described below, to purchase up to an aggregate of 5,367,912 shares of the Company’s common stock (the “Investor Warrant Shares”), at an exercise price of $2.09 per share. The Company received aggregate gross proceeds of approximately $4.2 million from the exercise of the Existing Warrants by the Holder, before deducting placement agent fees and other offering expenses payable by the Company.

We also previously entered into an Engagement Letter (as amended, the “Engagement Agreement”) with H.C. Wainwright & Co., LLC (the “Placement Agent”), dated as of August 24, 2023, pursuant to which we agreed to issue to the Placement Agent or its designees in connection with the exercise of the Existing Warrants, placement agent warrants with substantially the same terms as the Investor Warrant (the “Placement Agent Warrants,” and together with the Investor Warrant, the “Warrants”) to purchase up to an aggregate of 141,261 shares of our (the “Placement Agent Warrant Shares” and together with the Investor Warrant Shares, the “Warrant Shares”), at an exercise price of $1.0375 per share, as adjusted from time to time.

Nasdaq Listing Rule 5635 of the Rules of the Nasdaq Stock Market requires that a listed company seek stockholder approval in certain circumstances, including prior to the issuance, in a transaction other than a public offering, of 20% or more of the company’s outstanding common stock or voting power outstanding before the issuance at a price that is less than the lower of (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement in connection with such transaction, or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of such binding agreement (the “Minimum Price”).

Pursuant to the Inducement Letter, we agreed to seek approval by our stockholders for the issuance of the Warrant Shares. See “– The Inducement Letter” below.

Reasons for the Private Placement

Prior to entering into the Inducement Letter, the exercise prices of the January 2023 Warrants, January 2020 Warrants and October 2021 Warrants was $2.805 per share, $94.00 per share and $31.50 per share, respectively. As of August 24, 2023, the average closing price of our common stock on the Nasdaq over the prior 12 months was $2.61. We believe that the Private Placement, which yielded aggregate gross proceeds of approximately $4.2 million, before deducting placement agent fees and estimated offering expenses payable by us, and which was used for general corporate purposes, was necessary in light of the then-current price of our common stock.

The Inducement Letter

The Inducement Letter contains representations and warranties of us and the Investor, which are typical for transactions of this type. In addition, the Inducement Letter contains customary covenants on our part that are typical for transactions of this type, as well as the following additional covenants: (i) we agreed not to issue any shares of common stock or common stock equivalents or to file any other registration statement with the SEC (in each case, subject to certain exceptions) until 45 days after the Closing Date, (ii) we agreed not to effect or agree to effect any Variable Rate Transaction (as defined in the Inducement Letter) until one (1) year after the Closing Date (subject to certain exceptions), (iii) we agreed to file a registration statement on Form S-3 (or other appropriate form, including on Form S-1, if we are not eligible to utilize Form S-3) providing for the resale of the Investor Warrant Shares issued or issuable upon the exercise of the Investor Warrant (the “Resale Registration Statement”), as soon as practicable after the closing date of the Private Placement, and to use commercially reasonable efforts to have such Resale Registration Statement declared effective by the SEC within 90 days following the date of the Inducement Letter and to keep the Resale Registration Statement effective at all times until no holder of the Investor Warrant owns any Investor Warrant or Investor Warrant Shares, and (iv) we agreed to hold a meeting of our stockholders no later than 90 days following the date of the Inducement Letter to solicit our stockholders’ affirmative vote for approval of the issuance of the maximum Investor Warrant Shares upon exercise of the Investor Warrant in accordance with the applicable law and rules and regulations of the Nasdaq Stock Market, and to call a meeting every 90 days thereafter if stockholder approval is not obtained at the initial meeting, to seek such stockholder approval until the earlier of the date on which stockholder approval is obtained or the Investor Warrant is no longer outstanding. This Issuance Proposal is intended to fulfill this final covenant.

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The Engagement Agreement

The Placement Agent Warrants were issued on the date of the closing of the Private Placement pursuant to the terms of the Engagement Agreement. The Engagement Agreement provided for the issuance of the Placement Agent Warrants to the Placement Agent or its designees as partial compensation for the Placement Agent’s services in connection with the exercise of the Existing Warrants.

The Warrants

The Warrants are exercisable for Warrant Shares upon the date of stockholder approval and expire five years from the date of stockholder approval of the issuance of the Warrant Shares, pursuant to the applicable rules of the Nasdaq Stock Market. The exercise price and the number of Warrant Shares issuable upon exercise of the Warrants are subject to customary adjustments for stock dividends, stock splits, reclassifications and the like. Upon any such price-based adjustment to the exercise price, the number of Warrant Shares issuable upon exercise of the Warrants will be increased proportionately. The Warrants may be exercised for cash, provided that, if there is no effective registration statement available registering resale of the Warrant Shares, the Warrants may be exercised on a cashless basis.

Effect of the Issuance of the Warrant Shares

The potential issuance of the Warrant Shares would result in an increase in the number of shares of common stock outstanding, and our stockholders would incur dilution of their percentage ownership to the extent that the holders thereof exercise their Warrants.

Reasons for Nasdaq Stockholder Approval

Nasdaq Listing Rule 5635(d) requires us to obtain stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by us of our common stock (or securities convertible into or exercisable for our common stock) at a price less than the Minimum Price. In the case of the Private Placement, the 20% threshold is determined based on the shares of our common stock outstanding immediately preceding the signing of the Inducement Letter, which we signed on August 24, 2023.

Immediately prior to the execution of the Inducement Letter, we had 2,438,780 shares of common stock issued and outstanding, and after issuance of 270,000 Existing Warrant Shares to the Investor (which, for the avoidance of doubt, does not include 1,748,012 Existing Warrant Shares held in abeyance for the Investor pursuant to the Inducement Letter), we had 2,708,780 shares of common stock issued and outstanding. Therefore, the potential issuance of 5,509,173 shares of our common stock (consisting of 5,367,912 Investor Warrant Shares and 141,261 Placement Agent Warrant Shares) would have constituted greater than 20% of the shares of common stock outstanding immediately prior to the execution of the Inducement Letter. We are seeking stockholder approval under Nasdaq Listing Rule 5635(d) for the sale, issuance or potential issuance by us of our common stock (or securities exercisable for our common stock) in excess of 487,756 shares, which is 20% of the shares of Common Stock outstanding immediately prior to the execution of the Inducement Letter.

We cannot predict whether the Warrant holders exercise their Warrants. For these reasons, we are unable to accurately forecast or predict with any certainty the total amount of Warrant Shares that may ultimately be issued. Under certain circumstances, however, it is possible, that we will issue more than 20% of our outstanding shares of common stock to the Warrant holders. Therefore, we are seeking stockholder approval under this proposal to issue more than 20% of our outstanding shares of common stock, if necessary, to the Warrant holders.

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Approval by our stockholders of this Issuance Proposal is also one of the conditions for us to receive up to an additional approximately $11.59 million upon the exercise of the Warrants, if exercised for cash. Loss of these potential funds could jeopardize our ability to execute our business plan.

Any transaction requiring approval by our stockholders under Nasdaq Listing Rule 5635(d) would likely result in a significant increase in the number of shares of our common stock outstanding, and, as a result, our current stockholders will own a smaller percentage of our outstanding shares of common stock.

Under the Nasdaq Listing Rules, we are not permitted (without risk of delisting) to undertake a transaction that could result in a change in control of us without seeking and obtaining separate stockholder approval. We are not required to obtain stockholder approval for the Private Placement under Nasdaq Listing Rule 5635(b) because the terms of the Warrants include beneficial ownership limitations that prohibit the exercise of the Warrants to the extent that such exercise would result in the holder and its affiliates, collectively, beneficially owning or controlling more than 4.99% (which percentage can be increased to 9.99%) of the total outstanding shares of our common stock.

Consequences of Not Approving the Issuance Proposal

After extensive efforts to raise capital on more favorable terms, we believed that the Private Placement was the only viable financing alternative available to us at the time. In addition, unless we obtain stockholder approval for the Issuance Proposal at the initial meeting, we will be required to incur additional costs in order to hold additional stockholder meetings every 90 days following the initial meeting to seek such approval, pursuant to the Inducement Letter. Further, until such time as we receive stockholder approval, we will not be able to issue 20% or more of our outstanding shares of common stock to the Warrant holders in connection with the Private Placement.

Further Information

The terms of the Inducement Letter and the Warrants are only briefly summarized above. For further information, please refer to the forms of the Inducement Letter and the Investor Warrant, which were filed with the SEC as exhibits to our Current Report on Form 8-K, filed with the SEC on August 25, 2023 and are incorporated herein by reference. The discussion herein is qualified in its entirety by reference to the filed documents.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 6:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR A PROPOSAL TO AUTHORIZE, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(D), THE ISSUANCE OF SHARES OF OUR COMMON STOCK UNDERLYING CERTAIN WARRANTS ISSUED BY US PURSUANT TO THAT CERTAIN INDUCEMENT LETTER, DATED AS OF AUGUST 24, 2023, BY AND BETWEEN US AND THE INVESTOR NAMED ON THE SIGNATORY PAGE THERETO, AND THE ENGAGEMENT AGREEMENT BETWEEN US AND H.C. WAINWRIGHT & CO., LLC, DATED AS OF AUGUST 24, 2023 IN AN AMOUNT EQUAL TO OR IN EXCESS OF 20% OF OUR COMMON STOCK OUTSTANDING IMMEDIATELY PRIOR THE ISSUANCE OF SUCH WARRANTS.

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PROPOSAL NO. 7

RATIFICATION OF THE APPOINTMENT OF SOMEKH CHAIKIN AS INDEPENDENT PUBLIC ACCOUNTANT FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023

The audit committee has appointed Somekh Chaikin, independent public accountant, to audit our financial statements for the fiscal year ending December 31, 2023. The board proposes that the stockholders ratify this appointment. We expect that representatives of Somekh Chaikin will be either physically present or available via phone at the Annual Meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

The following table sets forth the fees billed by Somekh Chaikin for each of our last two fiscal years for the categories of services indicated.

Fee category	2022	2021
Audit Fees	$188,000	$176,000
Audit – related fees	25,900	$49,900
Tax fees	40,282	$38,675
All other fees	-	$-
Total fees	254,182	264,575

Audit Fees

Somekh Chaikin billed us audit fees in the aggregate amount of $188,000 and $176,000 for the years ended December 31, 2022 and 2021, respectively. These fees relate to the audit of our annual financial statements and the review of our interim quarterly financial statements.

Audit-Related Fees

Somekh Chaikin billed us audit-related fees in the aggregate amount of $25,900 and $49,900 for the year ended December 31, 2022 and 2021, respectively. The fees for the year ended December 31, 2022 mostly related to registration statement on Form S-3 filed with the SEC in June 2022.

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The fees for the year ended December 31, 2021 mostly related to registration statement on Form S-1 filed with the SEC in February 2021 and to registration statement on Form S-3 filed with the SEC in April 2021.

Tax Fees

Somekh Chaikin abilled us tax fees in the aggregate amount of $40,282 and $38,675 for the year ended December 31, 2022 and 2021, respectively. These fees relate to professional services rendered for tax compliance, tax advice and tax planning.

All Other Fees

Somekh Chaikin did not bill us for any other fees for the year ended December 31, 2022 and 2021.

Pre-Approval Policies and Procedures

In accordance with the Sarbanes-Oxley Act of 2002, as amended, our audit committee charter requires the audit committee to pre-approve all audit and permitted non-audit services provided by our independent registered public accounting firm, including the review and approval in advance of our independent registered public accounting firm’s annual engagement letter and the proposed fees contained therein. The audit committee has the ability to delegate the authority to pre-approve non-audit services to one or more designated members of the audit committee. If such authority is delegated, such delegated members of the audit committee must report to the full audit committee at the next audit committee meeting all items pre-approved by such delegated members. In the fiscal years ended December 31, 2021 and December 31, 2020 all of the services performed by our independent registered public accounting firm were pre-approved by the audit committee.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 7:

THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF SOMEKH CHAIKIN AS INDEPENDENT PUBLIC ACCOUNTANT FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

REPORT OF THE AUDIT COMMITTEE

The audit committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2022 with management of the Company. The audit committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, or the PCAOB, and the SEC. The audit committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on these reviews and discussions, the audit committee has recommended to the board that the audited financial statements be included in our Form 10-K for the year ended December 31, 2022.

Oron Branitzky
Oren Elmaliah
Arik Kaufman

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Other than the compensation agreements and other arrangements described under “Executive Compensation” and the transactions described below, since January 1, 2022, we did not participate in any transaction, and we are not currently participating in any proposed transaction, or series of transactions, in which the amount involved exceeded the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years, and in which, to our knowledge, any of our directors, officers, five percent beneficial security holders, or any member of the immediate family of the foregoing persons had, or will have, a direct or indirect material interest.

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Employment Agreements

We have entered into written employment agreements with each of our executive officers. These agreements generally provide for notice periods of varying duration for termination of the agreement by us or by the relevant executive officer, during which time the executive officer will continue to receive base salary and benefits. We have also entered into customary non-competition, confidentiality of information and ownership of inventions arrangements with our executive officers. However, the enforceability of the noncompetition provisions may be limited under applicable law.

Options

Since our inception we have granted options to purchase our common stock to our officers and directors. Such option agreements may contain acceleration provisions upon certain merger, acquisition, or change of control transactions.

Restricted Stock Grants

On September 29, 2022, our compensation committee approved grants of restricted share awards under our 2017 Plan to Ronen Luzon, Or Kles, Billy Pardo, Ilia Turchinsky and Ezequiel Javier Brandwain, pursuant to which they were issued 2,500,000 restricted shares, 600,000 restricted shares, 600,000 restricted shares, 400,000 restricted shares and 300,000 restricted shares, respectively. The restricted shares shall vest in three equal installments on January 1, 2023, January 1, 2024 and January 1, 2025, conditioned upon continuous employment with the Company, and subject to accelerated vesting upon a change in control of the Company.

Indemnification Agreements and Directors’ and Officers’ Liability Insurance

We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us to indemnify these individuals and, in certain cases, affiliates of such individuals, to the fullest extent permitted by Delaware law against liabilities that may arise by reason of their service to us or at our direction, and to advance expenses incurred as a result of any proceedings against them as to which they could be indemnified. We also maintain an insurance policy that insures our directors and officers against certain liabilities, including liabilities arising under applicable securities laws.

Director Independence

See “Nominees for Director” above for a discussion regarding the independence of the members of our board of directors.

Naiz Bespoke Technologies Acquisition

On October 7, 2022, we entered into that certain Share Purchase Agreement (the “Agreement”) with Borja Cembrero Saralegui (“Borja), Aritz Torre Garcia (“Aritz”), Whitehole, S.L. (“Whitehole”), Twinbel, S.L. (“Twinbel”) and EGI Acceleration, S.L. (“EGI) (each of Borja, Aritz, Whitehole, Twinbel and EGI shall be referred to as the “Sellers”), pursuant to which the Sellers agreed to sell to us all of the issued and outstanding equity of Naiz Bespoke Technologies, S.L., a limited liability company incorporated under the laws of Spain (“Naiz”). The acquisition of Naiz was completed on October 11, 2022.

In consideration of the purchase of the shares of Naiz, the Agreement provided that the Sellers are entitled to receive (i) an aggregate of 6,000,000 shares (the “Equity Consideration”) of our common stock (the “Shares”), representing in the aggregate, immediately prior to the issuance of such shares at the closing of the transaction, not more than 19.9% of the issued and outstanding Shares and (ii) up to US$2,050,000 in cash (the “Cash Consideration”).

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The Equity Consideration was issued to the Sellers at closing of the transaction of which 2,365,800 shares of our common stock were issued to Whitehole constituting 6.6% of our outstanding shares following such issuance. The Agreement also provides that, in the event that the actual value of the Equity Consideration (based on the average closing price of the Shares on the Nasdaq Capital Market over the 10 trading days prior to the closing of the transaction (the “Equity Value Averaging Period”)) is less than US$1,650,000, we shall make an additional cash payment (the “Shortfall Value”) to the Sellers within 45 days of the Company’s receipt of Naiz’s 2025 audited financial statements; provided that certain revenue targets are met. Following the Equity Value Averaging Period, it was determined that the Shortfall Value is US$459,240.

The Cash Consideration is payable to the Sellers in five installments, according to the following payment schedule: (i) US$500,000 at closing, (ii) up to US$500,000 within 45 days of the Company’s receipt of Naiz’s 2022 audited financial statements, (iii) up to US$350,000 within 45 days of the Company’s receipt of Naiz’s unaudited financial statements for the six months ended June 30, 2023, (iv) up to US$350,000 within 45 days of the Company’s receipt of Naiz’s unaudited financial statements for the six months ended December 31, 2023, and (v) up to US$350,000 within 45 days of the Company’s receipt of Naiz’s 2024 audited financial statements; provided that in the case of the second, third, fourth and fifth installments certain revenue targets are met.

The payment of the second, third, fourth and fifth cash installments are further subject to the continuing employment or involvement of Borja and Aritz (each of Borja and Aritz shall be referred to as a “Key Person” and collectively, as the Key Persons) by or with Naiz at the date such payment is due (except if a Key Person is terminated from Naiz due to a Good Reason (as defined in the Agreement).

The Agreement contains customary representations, warranties and indemnification provisions. In addition, the Sellers will be subject to non-competition and non-solicitation provisions pursuant to which they agree not to engage in competitive activities with respect to the Company’s business.

In connection with the Agreement, (i) each of the Sellers entered into six-month lock-up agreements (the “Lock-Up Agreement”) with the Company, (ii) Whitehole, Twinbel and EGI entered into a voting agreement (the “Voting Agreement) with the Company and (iii) each of the Key Persons entered into employment agreements and services agreements with Naiz.

The Lock-Up Agreement provides that each Seller will not, for the six-month period following the closing of the transaction, (i) offer, pledge, sell, contract to sell, sell any option, warrant or contract to purchase, purchase any option, warrant or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Shares or any securities convertible into or exercisable or exchangeable for Shares in each case, that are currently or hereafter owned of record or beneficially (including holding as a custodian) by such Seller, or publicly disclose the intention to make any such offer, sale, pledge, grant, transfer or disposition; or (ii) enter into any swap, short sale, hedge or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of such Seller’s Shares regardless of whether any such transaction described in clause (i) or this clause (ii) is to be settled by delivery of Shares or such other securities, in cash or otherwise. The Lock-Up Agreement also contains an additional three-month “dribble-out” provision that provides following the expiration of the initial six-month lock-up period, without the Company’s prior written consent (which the Company shall be permitted to withhold at its sole discretion), each Seller shall not sell, dispose of or otherwise transfer on any given day a number of Shares representing more than the average daily trading volume of the Shares for the rolling 30 day trading period prior to the date on which such Seller executes a trade of the Shares.

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The Voting Agreement provides that the voting of any Shares held by each of Whitehole, Twinbel and EGI (each a “Stockholder”) will be exercised exclusively by a proxy designated by the Company’s board of directors from time to time (the “Proxy”) and that each Stockholder will irrevocably designate and appoint the then-current Proxy as its sole and exclusive attorney-in-fact and proxy to vote and exercise all voting right with respect to the Shares held by each Stockholder. The Voting Agreement also provides that, if the voting power held by the Proxy, taking into account the proxies granted by the Stockholders and the Shares owned by the Proxy, represents 20% or more of the voting power of the Company’s stockholders that will vote on an item (the “Voting Power”), then the Proxy shall vote such number of Shares in excess of 19.9% of the Voting Power in the same proportion as the Shares that are voted by the Company’s other stockholders. The Voting Agreement will terminate on the earliest to occur of (i) such time that such Stockholder no longer owns the Shares, (ii) the sale of all or substantially all of the assets of the Company or the consolidation or merger of the Company with or into any other business entity pursuant to which stockholders of the Company prior to such consolidation or merger hold less than 50% of the voting equity of the surviving or resulting entity, (iii) the liquidation, dissolution or winding up of the business operations of the Company, and (iv) the filing or consent to filing of any bankruptcy, insolvency or reorganization case or proceeding involving the Company or otherwise seeking any relief under any laws relating to relief from debts or protection of debtors.

ANNUAL REPORT

Our Annual Report on Form 10-K for the year ended December 31, 2022 is being delivered with this proxy statement. Any person who was a beneficial owner of our ordinary shares on the Record Date may request a copy of our Annual Report, and it will be furnished without charge upon receipt of a written request identifying the person so requesting an Annual Report as a stockholder of My Size at such date. Requests should be directed in writing to My Size, Inc., 4 Hayarden St., P.O.B. 1026, Airport City, Israel, 7010000, Attention: Corporate Secretary or by calling us at +972 3 600 9030, Attention: Corporate Secretary. Our Annual Report, as well as other company reports, are also available on the SEC’s website (www.sec.gov).

OTHER MATTERS

We have no knowledge of any other matters that may come before the Annual Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the meeting or any adjournment, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

If you do not plan to attend the Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Annual Meeting, at your request, we will cancel your previously submitted proxy.

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Appendix A

Amendment to the

My Size, Inc.

2017 Equity Incentive Plan

Section 5(b) of the My Size, Inc. 2017 Equity Incentive Plan, as amended (the “Plan”) is hereby amended by replacing Section 5(b) with the following sentence:

“Subject to Section 12 of this Plan, the Committee is authorized to deliver under this Plan an aggregate of 1,040,000 Common Shares.”

MY SIZE, INC.
C/O BARNEA JAFFA LANDE & CO LAW OFFICES
58 HARAKEVET ST.
TEL AVIV 6777016, ISRAEL

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V25469-P00815

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MY SIZE, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of two Class II directors to serve on the Company's Board of Directors until the 2026 Annual Meeting of stockholders or until their successors are elected and qualified.	☐	☐	☐

Nominees:

01) Oron Branitzky
02) Guy Zimmerman

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends that you vote FOR proposal 2.

	For	Against	Abstain
2. To approve, on an advisory basis, the company's executive compensation.	☐	☐	☐

The Board of Directors recommends you vote for 3 YEARS on proposal 3.

	1 Year	2 Years	3 Years	Abstain
3. To approve, on an advisory basis, the frequency of future advisory votes on the Company's executive compensation.	☐	☐	☐	☐

The Board of Directors recommends that you vote FOR proposals 4, 5, 6 and 7.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and Form 10-K are available at www.proxyvote.com.

V25470-P00815

MY SIZE, INC.

Annual Meeting of Stockholders

December 27, 2023

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, a stockholder of My Size, Inc. (the "Company"), a Delaware company, hereby appoints Ronen Luzon and Or Kles and each of them acting individually, as the proxy of the undersigned, with full power of substitution, for and in the name of the undersigned, to vote and otherwise act on behalf of the undersigned at the annual meeting of stockholders of the Company to be held at the offices of the Company's legal counsel, Barnea Jaffa Lande & Co Law Offices, at 58 HaRakevet St., Tel Aviv 6777016, Israel, on December 27, 2023, at 10:00 a.m. Israel time or at any adjournment(s) or postponement(s) thereof, with respect to all of shares of common stock, par value $0.001, of the Company which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, provided said proxies are authorized and directed to vote as indicated with respect to the matter set forth below this Proxy. Subject to applicable law and the rules of Nasdaq, in the absence of such instructions, the shares represented by properly executed and received proxies will be voted "FOR" the proposed resolution to be presented to the annual meeting or any adjournment(s) or postponement(s) thereof for which the board of directors of the Company recommends a "FOR" vote.

In his discretion, each proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof. **This proxy will be voted in accordance with the specifications made, but if no choices are indicated, this proxy will be voted FOR all the proposals listed on the reverse side. The Board of Directors recommends a vote FOR proposals 1, 2, 4, 5, 6, 7, and for 3 YEARS on proposal 3.**

(Continued and to be signed on Reverse Side)